UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 15, 2005
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)


                     DEFENSE INDUSTRIES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                000-30105                  84-1421483
          ------                ---------                  ----------
(State or other jurisdiction   (Commission     (IRS Employer Identification No.)
     of incorporation)         File Number)


           8 BRUSSELS ST. SDEROT, P.O. BOX 779, ASHKELON 78101, ISRAEL
           -----------------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-8-689-1611
                               ------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 15, 2005 Defense Industries International, Inc. executed a securities purchase agreement, with Gov Financial Holdings, Avshalom Hershcovich, Multi Concept Ltd. and Ruth Creative Business Ltd. for a $1.1 million private placement of its common stock, .0001 par value, or Common Stock, along with 627,500 warrants to purchase its Common Stock. Pursuant to this agreement Defense Industries International, Inc. agreed to issue 1,833,334 shares of its Common Stock at $0.60 per share. The investors will also receive 365,000 warrants at an exercise price of $0.94 per share exercisable until June 30, 2007 and 182,500 warrants at an exercise price of $2.40 per share exercisable until June 30, 2010. The agreement also provides for the issuance by the Company of up to additional 1,368,191 shares of its Common Stock to the Buyers, a year after the closing, in the event of decrease in the share price. In addition, Defense Industries agreed to issue 82,133 shares of its Common Stock, as well as 60,000 warrants at an exercise price of $0.94 per share exercisable until June 30, 2007 and 20,000 warrants at an exercise price of $2.40 per share exercisable until June 30, 2010, as finders' fees. As part of the transaction, Defense Industries agreed to file a registration statement on Form S-3 with the United States Securities and Exchange Commission for the purpose of registering for resale the Common Stock issued in the private placement and the shares underlying the warrants. The transaction was with four accredited investors and was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D.

ITEM 3.02 UNREGISTERED SHARES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  Exhibits       Description of Exhibit

          Exhibit 10.1 Securities Purchase Agreement dated June 15, 2005, by and among Defense Industries International, Inc., Gov Financial Holdings, Avshalom Hershcovich, Multi Concept Ltd. and Ruth Creative Business Ltd.

          Exhibit 10.2 Form of Stockholders Agreement dated June 15, 2005, by and among Defense Industries International, Inc., Gov Financial Holdings, Avshalom Hershcovich, Multi Concept Ltd. and Ruth Creative Business Ltd.

          Exhibit 10.3 Escrow Agreement, dated June 15, 2005, by and among Carter Ledyard & Milburn LLP, Defense Industries International, Inc., Gov Financial Holdings, Avshalom Hershcovich, Multi Concept Ltd. and Ruth Creative Business Ltd.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 20, 2005                       Defense Industries International, Inc.

                                          (Registrant)


                                          By: /S/ Joseph Postbinder
                                          -------------------------
                                          Joseph Postbinder
                                          Chief Executive Officer



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